INVESTOR UPDATE Second Quarter 2025

Forward Looking Statements This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate” and “expect” or future or conditional verbs such as “will”, “would”, “should”, “could”, “might”, “can” and “may”. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan, growth strategies, and the asset quality of loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the effects of a pandemic or other unforeseeable event; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity (including the ability to grow and maintain core deposits and retain large, uninsured deposits), credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statements, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure.

Executive Management Team 3 Mark Hardwick Chief Executive Officer Mark K. Hardwick currently serves as the Chief Executive Officer of First Merchants Corporation and First Merchants Bank. Mark joined First Merchants in November of 1997 as Corporate Controller and was promoted to Chief Financial Officer in April of 2002. In 2016, Mark’s title expanded to include Chief Operating Officer, overseeing the leadership responsibilities for finance, operations, technology, risk, legal, and facilities for the corporation. Prior to joining First Merchants Corporation, Mark served as a senior accountant with BKD, LLP in Indianapolis. Mark is a graduate of Ball State University with a Master of Business Administration and Bachelor’s degree in Accounting. He is also a certified public accountant and a graduate of the Stonier School of Banking. FMB: 27 Yrs Banking: 27 Yrs FMB: 10 Yrs Banking: 22 Yrs Michele Kawiecki Chief Financial Officer Michele Kawiecki currently serves as Executive Vice President and Chief Financial Officer for First Merchants Corporation and First Merchants Bank. Michele joined First Merchants in 2015 as Director of Finance. Prior to joining First Merchants, Michele spent 12 years with UMB Financial Corporation in Kansas City, Missouri having served as Senior Vice President of Capital Management and Assistant Treasurer; Director of Corporate Development and the Enterprise Project Management Office; and Chief Risk Officer. Prior to UMB, she worked for PriceWaterhouseCoopers LLP as an Audit Manager. Michele earned both a Master of Science in Accounting and an Executive Master of Business Administration from the University of Missouri-Kansas City and a Bachelor’s degree in Accounting from Dakota Wesleyan University. FMB: 17 Yrs Banking: 37 Yrs Mike Stewart President Mike Stewart currently serves as President for First Merchants Corporation and First Merchants Bank overseeing the Commercial, Private Wealth, and Consumer Lines of Business for the Bank. Mike joined the bank in 2008 as Chief Banking Officer. Prior to joining First Merchants, Mike spent 18 years with National City Bank in various commercial sales and credit roles. Mike has a Master of Business Administration from Butler University and a Bachelor’s degree in Finance from Millikin University. FMB: 17 Yrs Banking: 36 Yrs John Martin Chief Credit Officer John Martin currently serves as Executive Vice President and Chief Credit Officer of First Merchants Corporation overseeing the Commercial, Small Business and Consumer Credit functions, as well as Bank Operations and the Mortgage Line of Business. Prior to joining First Merchants, John spent 18 years with National City Bank in various sales and senior credit roles. John is a graduate of Indiana University where he earned a Bachelor of Arts in Economics. He also holds a Master of Business Administration in Finance from Case Western Reserve University. Mark Hardwick – 11/03/1997 Mike Stewart - 02/01/2008 1988 Banking Start John Martin – 12/31/2007 Michele Kawiecki – 03/02/2015

First Merchants Corporation (NASDAQ: FRME) Financial Highlights as of 6/30/2025 $18.6 Billion $13.3 Billion $14.8 Billion $5.8 Billion Assets Under Advisement* Total Assets Total Loans Total Deposits TCE/TA: YTD Return on TCE YTD ROAA: Dividend Yield: Price / Tangible Book: Price / LTM EPS: 1.22% 8.92% 14.30% 3.68% 1.37x 9.9x Market Cap $2.2B Largest financial services holding company headquartered in Central Indiana 111 Banking Centers 4 *Includes $3.9 billion in assets under management; excludes $3.1 billion in custody assets

Highlights 5 ▪ EPS of $0.981 compared to EPS of $0.681 in 2Q24; an increase of 44.1% ▪ Strong PTPP income growth and positive operating leverage over 2Q24 ▪ Efficiency ratio of 53.99% ▪ Strong loan growth of $297.6 million, or 9.1% annualized ▪ Robust capital position with tangible common equity ratio of 8.92% ▪ Repurchased 582,486 shares totaling $22.1 million 9.63% ROE 14.49% ROTCE2 ROE & ROTCE (Annualized) $56.4 Million $0.98 Per Share Net Income & EPS1 1.23% ROA 1.53% PTPP ROA2 ROA (Annualized) 1Net Income and EPS reported on a diluted basis and for common stockholders 2See “Non-GAAP Financial Information” for reconciliation Second Quarter 9.51% ROE 14.30% ROTCE2 ROE & ROTCE (Annualized) $111.2 Million $1.92 Per Share Net Income & EPS1 1.22% ROA 1.50% PTPP ROA2 ROA (Annualized) Year to Date ▪ EPS of $1.921 compared to adjusted EPS of $1.531,2 in prior year; an increase of 25.5% ▪ Strong core PTPP income growth and positive operating leverage over prior year ▪ Efficiency ratio of 54.26% ▪ Strong loan growth of $452.5 million, or 7.0% annualized ▪ $30 million of sub debt redeemed in March ▪ Repurchased 818,480 shares totaling $31.7 million year to date ▪ 776,797 shares totaling $30.0 million purchased through June 30, 2025

Business Strategy 6 Full Spectrum of Debt Capital and Treasury Service Offerings Located in Prime Growth Markets Small Business & SBA Middle Market C&I Investment Real Estate Public Finance Sponsor Finance Full Spectrum of Consumer Deposit and Lending Offerings Supported by: Talented, Customer Service Oriented Banking Center and Call Center Professionals Competitive Digital Solutions ▪ Deposit and CRM ▪ Online Banking ▪ Mobile Banking Diverse Locations in Stable Rural and Growth Metro Markets Comprehensive and coordinated approach to personal wealth management Expertise in: Investment Management Private Banking Fiduciary Estate Financial Planning Strengthen commercial relationships with personal services for executives/owners and retirement plan services for companies Partner with consumer to offer personal investment advice through First Merchants Investment Services Offering a full suite of mortgage solutions to assist with purchase, construction, renovation, and home finance Strengthen existing Commercial, Consumer and Private Wealth relationships Create new household relationships Support underserved borrowers and neighborhoods Deliver solutions through a personalized, efficient, and scalable model Commercial Banking Private Wealth Advisors Consumer Banking Mortgage Banking Asset Based Lending Syndications Treasury Management Services Merchant Processing Services

Business Highlights - Loans


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $2.5B
Loans: $2.9B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $2.9B
Loans: $2.2B
MICHIGAN
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 4
Deposits: $4.8B
Loans: $2.1B
OHIO
Indianapolis
Indianapolis MSA Rank: 8
Deposits: $3.9B
Loans: $4.7B
Columbus
Columbus MSA Rank: 14
Deposits: $0.7B
Loans: $1.4B
INDIANA

MSA and County ranking data per FDIC

[1]Commercial includes Public Finance, Consumer includes Private Wealth and Mortgage
[2]Annualized

Loan Growth Summary[1,2]

	2Q25 Balance ($B)	Growth
Commercial	10.1	10.7%
Consumer	3.2	4.4%
Total Loan Growth QTD		9.1%
Total Loan Growth YTD		7.0%

Commercial

- Strong Commercial growth during the quarter of ~$262 million, or 10.7%
  - C&I growth of ~$147 million
  - Public Finance growth of ~$58 million
  - IRE growth of ~$36 million
- Strong Commercial growth year to date of ~$431 million, or 8.9%
  - C&I growth of ~$395 million
  - Public Finance growth of ~$86 million
  - IRE loan balances declined by ~$59 million
- Commercial pipelines remained strong at quarter end for both C&I and IRE

Consumer

- Consumer growth during the quarter of ~$36 million, or 4.4%
  - Residential Mortgage balances increased ~$13 million
  - Other Consumer balances increased ~$23 million
- Consumer balances increased year to date by ~$22 million, or 1.4%
  - Residential Mortgage balances increased ~$37 million
  - Other Consumer balances declined ~$15 million
- Consumer and Mortgage pipelines remained strong at quarter end

First Merchants Corporation
Helping you prosper

7

Business Highlights - Deposits


Michigan
Monroe MSA Rank: 1
Detroit MSA Rank: 9
Deposits: $2.5B
Loans: $2.9B
Northwest Indiana
Lake County Rank: 4
Lafayette MSA Rank: 2
Deposits: $2.9B
Loans: $2.2B
MICHIGAN
Northeast Indiana
Muncie MSA Rank: 1
Ft Wayne MSA Rank: 4
Deposits: $4.8B
Loans: $2.1B
OHIO
Indianapolis
Indianapolis MSA Rank: 8
Deposits: $3.9B
Loans: $4.7B
Columbus
Columbus MSA Rank: 14
Deposits: $0.7B
Loans: $1.4B
INDIANA

MSA and County ranking data per FDIC
[1]Commercial includes Public Funds deposits and Consumer includes Private Wealth and Mortgage
[2]Annualized

Deposit Growth Summary[1,2]

	2Q25 Balance ($B)	Growth
Commercial	7.4	19.5%
Consumer	5.7	-7.4%
Total Deposit Growth QTD		9.3%
Total Deposit Growth YTD		3.8%

Commercial

- Commercial deposits increased during the quarter by ~$347 million
  - Core relationship balances declined ~$126 million
  - Public Funds balances increased ~$473 million
- Commercial deposits increased year to date by ~$119 million
  - Core relationship balances declined ~$146 million
  - Public Funds balances increased ~$265 million

Consumer

- Consumer deposits declined during the quarter by ~$108 million
  - Non-maturity balances declined by ~$80 million
  - Maturity balances declined by ~$28 million
- Consumer deposits declined year to date ~$116 million
  - Non-maturity balances increased ~$108 million
  - Maturity balances declined ~$225 million

First Merchants Corporation
Helping you prosper
8

Second Quarter Financial Results

($M except per share data)	6/30/24	9/30/24	12/31/24	3/31/25	6/30/25	Variance Linked Quarter	% Variance Linked QTR-Annualized
	For the Three Months Ended,						
Balance Sheet & Asset Quality							
1. Total Assets	$18,303.4	$18,347.6	$18,312.0	$18,439.8	$18,592.8	$153.0	3.3%
2. Total Loans	12,671.9	12,687.5	12,873.0	13,027.9	13,325.5	297.6	9.1%
3. Investments	3,753.1	3,662.1	3,460.7	3,427.1	3,381.0	(46.2)	-5.4%
4. Deposits	14,569.1	14,365.1	14,521.6	14,462.0	14,797.6	335.6	9.3%
5. Total Equity	2,212.5	2,302.4	2,305.0	2,332.2	2,348.0	15.7	2.7%
6. TCE Ratio	8.27%	8.76%	8.81%	8.90%	8.92%	0.02%	
7. Total RBC Ratio	12.95	13.18	13.31	13.22	13.06	-0.16	
8. ACL / Loans	1.50	1.48	1.50	1.47	1.47	0.00	
9. NCOs / Avg Loans	1.26	0.21	0.02	0.15	0.07	-0.08	
10. NPAs + 90PD / Assets	0.37	0.43	0.46	0.49	0.39	-0.10	
Summary Income Statement							
11. Net Interest Income	$128.6	$131.1	$134.4	$130.3	$133.0	$2.7	2.1%
12. Provision for Credit Losses	24.5	5.0	4.2	4.2	5.6	1.4	
13. Noninterest Income	31.3	24.9	42.7	30.0	31.3	1.3	4.3%
14. Noninterest Expense	91.4	94.6	96.3	92.9	93.6	0.7	0.8%
15. Pre-tax Income	44.0	56.4	76.6	63.2	65.1	1.9	3.0%
16. Provision for Taxes	4.1	7.2	12.2	7.8	8.3	0.5	6.4%
17. Net Income	39.9	49.2	64.4	55.4	56.8	1.4	2.5%
18. Preferred Stock Dividends	0.5	0.5	0.5	0.5	0.5	0.0	
19. Net Income Available to Common Stockholders	39.4	48.7	63.9	54.9	56.3	1.4	2.5%
20. ROAA	0.87%	1.07%	1.39%	1.21%	1.23%	0.02%	
21. ROAE	7.16	8.66	11.05	9.38	9.63	0.25	
22. ROTCE[1]	11.29	13.39	16.75	14.12	14.49	0.37	
23. Net Interest Margin	3.16	3.23	3.28	3.22	3.25	0.03	
24. Efficiency Ratio	53.84	53.76	48.48	54.54	53.99	-0.55	
Per Share							
25. Earnings per Diluted Share	$0.68	$0.84	$1.10	$0.94	$0.98	$0.04	
26. Tangible Book Value per Share[1]	25.10	26.64	26.78	27.34	27.90	0.56	
27. Dividend per Share	0.35	0.35	0.35	0.35	0.36	0.01	
28. Dividend Payout Ratio	51.5%	41.7%	31.8%	37.2%	36.7%	-0.5%	

2Q25 Highlights

- **53.99% Efficiency Ratio[1]**
- **Net interest income increased $2.7 million** due to growth of earning asset income outpacing increased funding costs
- **Net interest margin of 3.25% increased** three basis points on a linked quarter basis
- **Noninterest income increased $1.3 million** due to higher customer related fees
- **$27.90 Tangible Book Value per share**, an increase of $0.56 from prior quarter

[1]See "Non-GAAP Financial Information" for reconciliation

First Merchants Corporation
Helping you prosper

9

Year to Date Financial Results

($M except per share data)	For the Six Months Ended June 30, 2023	2024	2025	Variance YOY	% Variance YOY
Balance Sheet & Asset Quality					
1. Total Assets	$18,032.3	$18,303.4	$18,592.8	$289.4	1.6%
2. Total Loans	12,297.5	12,671.9	13,325.5	653.6	5.2%
3. Investments	3,891.5	3,753.1	3,381.0	(372.1)	-9.9%
4. Deposits	14,581.2	14,569.1	14,797.6	228.5	1.6%
5. Total Equity	2,145.6	2,212.5	2,348.0	135.4	6.1%
6. TCE Ratio	7.96%	8.27%	8.92%	0.65%	
7. Total RBC Ratio	13.48	12.95	13.06	0.11	
8. ALLL / Loans	1.80	1.50	1.47	-0.03	
9. NCOs / Avg Loans	0.03	0.67	0.11	-0.56	
10. NPAs + 90PD / Assets	0.43	0.37	0.39	0.02	
Summary Income Statement					
11. Net Interest Income	$282.0	$255.6	$263.3	$7.7	3.0%
12. Provision for Credit Losses	0.0	26.5	9.8	(16.7)	
13. Noninterest Income	51.3	58.0	61.4	3.4	5.9%
14. Noninterest Expense	186.3	188.3	186.5	(1.8)	-1.0%
15. Pre-tax Income	147.0	98.8	128.4	29.6	30.0%
16. Provision for Taxes	22.0	10.9	16.2	5.3	48.6%
17. Net Income	125.0	87.9	112.2	24.3	27.6%
18. Preferred Stock Dividends	1.0	1.0	1.0	0.0	
19. Net Income Available to Common Stockholders	124.0	86.9	111.2	24.3	28.0%
20. ROAA	1.38%	0.96%	1.22%	0.26%	
21. ROAE	11.74	7.82	9.51	1.69	
22. ROTCE	18.91	12.26	14.30	2.04	
23. Net Interest Margin	3.48	3.13	3.23	0.10	
24. Efficiency Ratio	51.96	56.47	54.26	-2.21	
Per Share					
25. Earnings per Diluted Share	$2.09	$1.48	$1.92	$0.44	
26. Tangible Book Value per Share	23.34	25.10	27.90	2.80	
27. Dividend per Share	0.66	0.69	0.71	0.02	
28. Dividend Payout Ratio	31.6%	46.6%	37.0%	-9.6%	

Year to Date Highlights

- **54.26% Efficiency Ratio[1]**
- **Net interest income increased $7.7 million** as reductions in funding costs outpaced asset repricing
- **Net interest margin of 3.23%** was ten basis points higher than prior YTD margin of 3.13%
- **Noninterest income increased $3.4 million** primarily due to higher gains on sales of mortgage loans and derivative hedge fees
- **Tangible Book Value per share totaled $27.90,** an increase of $2.80 over prior year

First Merchants Corporation
Helping you prosper

[1]See "Non-GAAP Financial Information" for reconciliation

10

▪ Net unrealized AFS loss of $240.1 million ($240.5 M prior Q) ▪ Net unrealized HTM loss of $335.9 million ($343.9 M prior Q) Investment Portfolio Highlights 11 2Q25 Investment Portfolio Composition Yield on Investments (%) / Total Investments ($B) $3.4B Total Investment Portfolio Gains / LossesHighlights Realized Gains/Losses ▪ 2Q 2024 none ▪ 3Q 2024 $9.1 million loss ▪ 4Q 2024 $11.6 million loss ▪ 1Q 2025 none ▪ 2Q 2025 none Unrealized Losses ▪ Effective duration of 6.1 years ▪ Cash flow of $282 million in the next 12 months / ~2.17% yield ▪ AA rated municipal bond portfolio ▪ ~55% of portfolio classified as Held-to-Maturity ▪ Allowance for Credit Losses for Investments of $245,000 Municipal Bonds 56% Mortgage- Backed Securities 25% Collateralized Mortgage Obligations 5% U.S. Agencies 12% Corporate Obligations 2% $3.8 $3.7 $3.5 $3.4 $3.4 2.61% 2.63% 2.67% 2.63% 2.64% 2Q24 3Q24 4Q24 1Q25 2Q25 Investments ($B) Yield on Investments (%)

Loan Portfolio Highlights 12 2Q25 Loan Composition Yield on Loans (%) / Total Loans ($B) $13.3B Total 2Q25 Portfolio by Yield Type Highlights Total loan rate mix as of 2Q25 • $9.3 billion variable rate • $4.0 billion fixed rate ▪ Portfolio composition is ~75% Commercial oriented ▪ Total loan yield of 6.32% ▪ New/renewed loan yields averaged 7.04% for the quarter $0.9 $0.7 $0.7$0.4$0.7$0.7 Commercial & Industrial 33.3% Commercial Real Estate Owner-Occupied 9.2% Commercial Real Estate Non-Owner Occupied 16.3% Construction Land & Land Development 6.3% Agricultural Land & Production 2.0% Public Finance/Other Commercial 8.6% Residential Mortgage 18.2% Home Equity 5.1% Other Consumer 1.0% Fixed Rate 31% Prime-Based 11% Other Variable Rates 8% SOFR-Based 50% $12.7 $12.7 $12.9 $13.0 $13.3 6.72% 6.86% 6.55% 6.21% 6.32% 2Q24 3Q24 4Q24 1Q25 2Q25 Total Loans ($B) Yield on Loans (%)

$204,934 $192,757 $195,316 $37,200 $9,800 $49,377 $7,241 ACL - Loans 12/31/2023 Net Charge- offs 2024 Provision 2024 ACL - Loans 12/31/2024 Net Charge- offs 2025 YTD Provision 2025 YTD ACL - Loans 6/30/2025 Increase Decrease Allowance for Credit Losses - Loans 13 2Q25 Allowance for Credit Losses - Loans Highlights Change in ACL – Loans ▪ $5.6 million Q2 provision ▪ The reserve for unfunded commitments totals $18.0 million and is recorded in Other Liabilities ▪ The remaining fair value accretion on acquired loans is $15.4 million inclusive of credit and interest rate marks$189.5 $187.8 $192.8 $192.0 $195.3 1.50% 1.48% 1.50% 1.47% 1.47% 2Q24 3Q24 4Q24 1Q25 2Q25 Allowance Allowance to Loans

Demand Deposits 53%Savings Deposits 34% Certificates & Time Deposits > $100k 6% Certificates & Time Deposits < $100k 4% Brokered Certificates of Deposits 3% Deposit Portfolio Highlights 14 2Q25 Deposit Composition Highlights $14.8B Total 1Total brokered deposits of $1.2 billion, which includes brokered CDs of $505 million 2Defined as total deposits less time deposits > $100k Cost of Total Deposits (%) / Total Deposits ($B) ▪ Strong core deposit base • 91% core deposits2 • 15% noninterest bearing • 34% of total deposits yield 0 to 5 bps ▪ Insured 70.3% / Uninsured 29.7% ▪ Average deposit account balance of $37,000 1 $14.6 $14.4 $14.5 $14.5 $14.8 2.66% 2.69% 2.43% 2.23% 2.30% 2Q24 3Q24 4Q24 1Q25 2Q25 Total Deposits ($B) Cost of Total Deposits (%)

Net Interest Margin 15 $105.1$97.1 $97.3 $105.1 $107.0$97.8 $107.0 $97.3 $105.1 $110.0$109.2 $107.0 $105.1 $109.2 $110.0 $106.9 1Adjusted for Fair Value Accretion 2Q24 3Q24 4Q24 1Q25 2Q25 1. Net Interest Income - FTE ($millions) 134.4$ 137.0$ 140.2$ 136.4$ 139.2$ 2. Fair Value Accretion 1.5$ 1.4$ 1.4$ 1.1$ 1.0$ 3. Adjusted Net Interest Income - FTE1 132.9$ 135.6$ 138.8$ 135.3$ 138.2$ 4. Tax Equivalent Yield on Earning Assets 5.69% 5.82% 5.63% 5.39% 5.50% 5. Interest Expense/Average Earning Assets 2.53% 2.59% 2.35% 2.17% 2.25% 6. Net Interest Margin - FTE 3.16% 3.23% 3.28% 3.22% 3.25% 7. Fair Value Accretion Effect 0.03% 0.04% 0.03% 0.03% 0.03% 8. Adjusted Net Interest Margin1 3.13% 3.19% 3.25% 3.19% 3.22% $134.4 $137.0 $140.2 $136.4 $139.2 3.16% 3.23% 3.28% 3.22% 3.25% 2Q24 3Q24 4Q24 1Q25 2Q25 Net Interest Income - FTE ($millions) Net Interest Margin - FTE

Noninterest Income Highlights 16 2Q25 Noninterest Income Detail ($M) $31.3M Total Noninterest Income Trends Fee Income / Revenue Highlights ▪ Customer-related fees totaled $29.4 million for 2Q25, an increase of $2.3 million due to higher gains on sales of mortgage loans, treasury management fees, derivative hedge and card payment fees ▪ Non-customer related fees decreased $1.1 million from prior quarter primarily due to a decrease in other income associated with CRA investments Customer-Related Fees ($M) Wealth Management $8.8 28% Gain on Sale of Loans $5.9 19% Service Charges $8.6 27% Card Payment Fees $4.9 16% Derivative Hedge Fees $0.8 3%BOLI $1.9 6% Other Customer Fees $0.4 1% 18.9% 15.4% 23.4% 18.0% 18.4% $8.8 $8.5 $8.7 $8.7 $8.8 $5.1 $6.8 $5.7 $5.0 $5.9 $8.2 $8.4 $8.1 $8.1 $8.6 $4.7 $5.1 $5.0 $4.5 $4.9 $1.0 $1.0 $1.9 $0.8 $1.2 $27.8 $29.8 $29.4 $27.1 $29.4 2Q24 3Q24 4Q24 1Q25 2Q25 Wealth Management Gain on Sale of Loans Service Charges Card Payment Fees Other Customer Fees

Salary & Benefits $54.5 58% Net Occupancy & Equipment $13.8 15% Outside Data Processing $7.1 7% Professional & Other Outside Services $3.7 4% Intangible Asset Amortization $1.5 2% Marketing $2.0 2% FDIC Expense $3.6 4% Other $7.4 8% 53.84% 53.76% 48.48% 54.54% 53.99% Noninterest Expense Highlights 17 2Q25 Noninterest Expense Detail $93.6M Total Noninterest Expense Trends ($M) Efficiency Ratio Highlights ▪ Increase from 1Q25 of $0.7 million due to higher marketing and data processing costs 14Q24 Efficiency Ratio excluding non-core expenses and IL branch sale, see “Non-GAAP Financial Information” for reconciliation 53.60%1 $52.2 $55.2 $55.4 $55.0 $54.5 $13.3 $13.9 $14.4 $14.2 $13.8 $7.1 $7.2 $6.0 $5.9 $7.1 $18.8 $18.3 $20.5 $17.8 $18.2 $91.4M $94.6M $96.3M $92.9M $93.6M 2Q24 3Q24 4Q24 1Q25 2Q25 Salary & Benefits Net Occupancy & Equipment Outside Data Processing Other

Capital Ratios 18 Tangible Common Equity Ratio Common Equity Tier 1 Ratio Total Risk-Based Capital Ratio 9.31% 9.31% 9.57% 9.31% 9.65%9.57%9.31% 9.57% 9.65% 9.04% ▪ Capital ratios reflect $30 million of sub debt redemption and $30 million of shares repurchased YTD; $22.1 million of shares repurchased in 2Q25 Highlights 8.27% 8.76% 8.81% 8.90% 8.92% 2Q24 3Q24 4Q24 1Q25 2Q25 TCE Ratio Target TCE (8.00%) 11.02% 11.25% 11.43% 11.50% 11.35% 2Q24 3Q24 4Q24 1Q25 2Q25 CET 1 Ratio Target CET1 Ratio (10.00%) 12.95% 13.18% 13.31% 13.22% 13.06% 2Q24 3Q24 4Q24 1Q25 2Q25 TRBC Ratio Target TRBC Ratio (12.50%)

Loan Portfolio

Loan Portfolio Trends ($M)

	2Q24	3Q24	4Q24	1Q25	2Q25
1. C&I - Regional Banking	$ 3,132	$ 3,201	$ 3,349	$ 3,482	$ 3,574
2. C&I - Sponsor Finance	818	841	766	824	867
3. CRE Owner Occupied	1,174	1,155	1,158	1,215	1,227
4. Total C&I Loans	**5,124**	**5,197**	**5,273**	**5,521**	**5,668**
5. Construction/Land/Land Dev.	823	815	792	793	836
6. CRE Non-Owner Occupied	2,324	2,254	2,274	2,178	2,171
7. Total CRE NOO Loans	**3,147**	**3,069**	**3,066**	**2,971**	**3,007**
8. Agricultural	240	239	256	244	265
9. Public Finance/Other Commercial	965	982	1,059	1,087	1,145
10. Total Commercial Loans	**9,476**	**9,487**	**9,654**	**9,823**	**10,085**
11. Residential Mortgage	2,403	2,397	2,389	2,413	2,426
12. Home Equity	631	641	660	651	674
13. Other Consumer	162	163	170	141	141
14. Total Resi Mortgage & Consumer	**3,196**	**3,201**	**3,219**	**3,205**	**3,241**
15. Total Loans	**$12,672**	**$12,688**	**$12,873**	**$13,028**	**$13,326**

2Q25 Highlights

- **Balanced Commercial loan growth of $262 million**
- **Strong C&I Loan growth of $147 million**
- **Conservative Real Estate approach with room for quality CRE opportunities:**

CRE Construction:	41.9% / 100%[1]
CRE Total:	150.9% / 300%[1]

[1]Measures loans as a percentage of the Bank's total regulatory capital which is used by regulators to assess CRE exposure.

Year Over Year Highlights

- **Total Loan growth of $654 million or 5.2%**
  - Led by C&I lending totaling $544 million

Geography



Other 17.3%
IL 6.4%
OH 12.0%
MI 21.2%
IN 43.1%

82.7% of borrowers within four state Midwest geography

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19

Loan Portfolio Insights

Commercial

C&I



Manufacturing 20.5%
Wholesale Trade 11.8%
Finance & Insurance 11.5%
Other Admin Services 10.2%
Retail Trade 6.8%
Professional Service 6.3%
Specialty Trade 4.4%
Transp./Warehouse 3.7%
Construction 3.3%
Inv Residential RE 3.3%
Top Industries
% of C&I loans

C&I Includes commercial and industrial, sponsor and owner-occupied real estate loans

- Line utilization 2Q25 at 50.6% from 49.0% 1Q25
- Shared National Credits:
  - $1.1 billion to 88 borrowers, $12.3 million average balance
  - Top borrowers in Wholesale Trade, Agriculture, Manufacturing, and Rental and Leasing
- $46.2 million of SBA guaranteed loans

C&I - Sponsor Finance

- $867.4 million in loans to 95 companies in a diversity of industries
- Senior Debt/Adj. EBITDA < 3.0X ~79%
- Total Debt/Adj. EBITDA < 4.0X ~78%
- FCCR > 1.50X ~70%
- ~5.9% Classified (as a % of portfolio)
- Excellent credit history with ~$15.3 million in total losses on ~$1.9 billion of funded loans over 10-year history of group

Construction Finance

- $133 million Resi. Real Estate Construction
- $703 million CRE Construction[3]

Top 3 ($M)	Balance	Commit.	% CRE Const.[3]	Commit. QoQ $ Change
Multi-Family	$ 510	$ 933	72.6%	$ 66
Industrial	$ 45	$ 117	6.5%	$ 41
Self Storage	$ 36	$ 65	5.1%	$ (9)

Mortgage & Consumer

Home Equity / Other Consumer

- > 95.6% of $709.7 million in consumer loans had a credit score exceeding 669 at origination[1]

Residential Mortgage

- $253 million residential mortgage secured, related to commercial loan relationships
- ~$2.2 billion residential mortgage loans
  - > 91.2% of $1.9 billion in residential portfolio loans had a credit score at origination exceeding 669[2]

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[1]Excludes ~13% of loans where origination data is unavailable
[2]Excludes ~13% of residential loans where origination data is unavailable
[3]Includes Construction, Land, & Land Development

20

Office - Maturities Loan Portfolio Insights (continued) 21 Total Loans $13.3 Billion Commercial Real Estate (Non-Owner Occupied) ($M) Office (Non-Owner Occupied) ($M) ▪ Top 10 loans are ~53% of total office with WALTV of ~63.6 at origination ▪ Largest NOO Office $25.0 million, single tenant office mixed use, 67.2% LTV ▪ 2nd largest $24.4 million, single tenant medical Office Maturities $237.2 Million Office % Total Loans Non-Office CRE (NOO), 14.5% Office CRE 1.8% General Office 84.0$ Medical 64.2$ Mixed 50.5$ Government 16.0$ Other 22.5$ Multi Tenant 130.6$ Single Tenant 106.6$ Michigan 69.0$ Indiana 52.5$ Ohio 28.2$ California 25.0$ Oklahoma 24.3$ Other 38.2$ Office Type Office Tenant Classification Office Geographic Multi- Family Industrial Retail Warehouse / Storage Office Other Total CRE (NOO) Balance: 641.4$ 397.7$ 311.2$ 280.3$ 237.2$ 303.3$ 2,171.1$ Commitment: 673.0$ 414.1$ 315.0$ 291.3$ 240.8$ 375.5$ 2,309.7$ # of loans: 442 459 271 98 171 128 1,569 % of Total Loans: 4.8% 3.0% 2.3% 2.1% 1.8% 2.3% 16.3% Average Loan Balance: 1.5$ 0.9$ 1.1$ 2.9$ 1.4$ 2.4$ 1.4$ Top 10 - Avg. Loan Com: 17.0$ 12.3$ 8.4$ 17.4$ 12.5$ 19.3$ 24.9$

Asset Quality 22 Asset Quality Trends ($M) 2Q25 Highlights Asset Quality: ▪ Largest Non-Accruals: • $12.9 million – Multi-family Construction • $6.8 million – Brewery • $6.0 million – Nursing Facility ▪ $2.3 million or 0.07 % Net Charge-offs as % of Average Loans (Annualized) 2Q24 3Q24 4Q24 1Q25 2Q25 1. Non-Accrual Loans 61.9$ 59.1$ 73.8$ 81.9$ 67.4$ 2. Other Real Estate 4.8 5.2 4.9 5.0 0.2 3. 90PD Loans 1.7 14.1 5.9 4.3 4.4 4. NPAs + 90PD 68.4$ 78.4$ 84.6$ 91.2$ 72.0$ 5. NPAs + 90PD/Loans and ORE 0.54% 0.62% 0.66% 0.70% 0.54% 6. Classified Loans 296.6$ 370.9$ 372.8$ 362.3$ 373.5$ 7. Classified Loans/Loans 2.34% 2.92% 2.90% 2.78% 2.80% 8. Net Charge-offs (QTD) 39.6$ 6.7$ 0.8$ 4.9$ 2.3$ 9. QTD NCO/Avg. Loans (Annualized) 1.26% 0.21% 0.02% 0.15% 0.07%

Nonperforming Assets 23 Nonperforming Assets Roll Forward ($M) Non-Accrual Migration: ▪ Payoff of $22 million non-accrual construction loan originally placed on non-accrual in 4Q24 ▪ Largest new non-accrual relationship $12.9 million Multi-family Construction ▪ Other Real Estate decreased $4.7 million 2Q25 Highlights 2Q24 3Q24 4Q24 1Q25 2Q25 1. Beginning Balance NPAs + 90PD 70.2$ 68.4$ 78.4$ 84.6$ 91.2$ Non-Accrual 2. Add: New Non-Accruals 51.6 13.2 42.9 19.6 21.9 3. Less: To Accrual or Payoff (11.2) (7.9) (25.5) (5.0) (32.0) 4. Less: To OREO (0.1) (0.5) (0.1) (0.3) (0.2) 5. Less: Charge-offs (40.9) (7.6) (2.6) (6.2) (4.2) 6. Non-Accrual Loans Change (0.6) (2.8) 14.7 8.1 (14.5) Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.1 0.5 0.1 0.3 0.2 8. Less: ORE Sold (0.2) (0.1) (0.4) (0.2) (5.0) 9. Less: ORE Losses (write-downs) - - - - - 10. ORE Change (0.1) 0.4 (0.3) 0.1 (4.8) 11. 90PD Change (1.1) 12.4 (8.2) (1.6) 0.1 12. NPAs + 90PD Change (1.8) 10.0 6.2 6.6 (19.2) 13. Ending Balance NPAs + 90PD 68.4$ 78.4$ 84.6$ 91.2$ 72.0$

$13.65 $14.68 $15.85 $16.96 $19.12 $21.94 $24.27 $25.21 $21.45 $25.06 $26.78 $27.90 $13.27 $14.38 $15.83 $16.78 $19.24 $21.24 $22.64 $24.09 $25.42 $27.98 $30.02 $31.21 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 TBVPS TBVPS Without AFS OCI Track Record of Shareholder Value 24 10-Year Total Return (2014-2024) Earnings per Share Tangible Book Value per Share Dividends per Share CAGR 2014-2024: 7.5% Return on Tangible Common Equity 1Tangible book value per share excluding unrealized gain/loss in available for sale securities. CAGR 2014-2024: 17.0% 1 CAGR 2014-2024: 7.0% Adjusted CAGR1 8.5% 230.1% 200.3% FRME KBW NASDAQ Regional Banking Index $1.65 $1.72 $1.98 $2.12 $3.22 $3.19 $2.74 $3.81 $3.81 $3.73 $3.41 $1.92 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 $0.29 $0.41 $0.54 $0.69 $0.84 $1.00 $1.04 $1.13 $1.25 $1.34 $1.39 $0.71 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25 12.94% 12.47% 13.26% 13.29% 18.77% 15.81% 12.21% 16.17% 18.12% 16.76% 13.71% 14.30% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD'25

History of Organic and Whole Bank Acquisition Growth 25 Total Assets ($B) Growth Through Acquisition ✓ Experienced Acquirer ✓ Expanded in Current High-Growth Markets ✓ Added to Franchise with Stable Deposit Gathering Markets 2014 Community Bank 2015 Cooper State Bank Ameriana Bank 2017 Arlington Bank iAB Financial Bank 2019 Monroe Bank & Trust 2022 ($309 M) ($138 M) ($2.5 B) ($1.3 B) ($269 M) ($483 M) ($1.1 B) $5.8 $6.8 $7.2 $9.4 $9.9 $12.5 $14.1 $15.5 $17.9 $18.3 $18.3 $18.6 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2Q25

Vision for the Future 26 Our Vision: To enhance the financial wellness of the diverse communities we serve. To be the most attentive, knowledgeable, and high-performing bank for our clients, teammates, and shareholders. ▪ Drive engagement through inclusivity, teamwork, performance management, career development, rewards, and work-life balance ▪ Produce organic growth across all lines of business and markets through focused, data- driven, industry-leading client acquisition, expansion, and retention activities ▪ Continued investment in the digitization of our delivery channels to simplify the client experience ▪ Maintain top-quartile financial results supported by industry-leading governance, risk, and compliance practices to ensure long-term sustainability ▪ Continue to leverage our core competency in acquisitions to enhance growth, efficiency, and high performance ▪ Cultivate a high-quality shareholder base that values our stakeholder-centric business model Strategic Imperatives: Our Mission:

27 APPENDIX

Non-GAAP

ADJUSTED NET INCOME AND DILUTED EARNINGS PER COMMON SHARE

(Dollars and Shares Outstanding in Thousands, Except Per Share Amounts)	2Q24	3Q24	4Q24	1Q25	2Q25	6/30/23 YTD	6/30/24 YTD	6/30/25 YTD
Net Income Available to Common Stockholders - GAAP	$ 39,456	$ 48,719	$ 63,880	$ 54,870	$ 56,363	$ 124,003	$ 86,928	$ 111,233
Adjustments:								
PPP loan income	-	-	-	-	-	(34)	-	-
Net realized losses on sales of available for sale securities	49	9,114	11,592	7	1	2,963	51	8
Gain on branch sale	-	-	(19,983)	-	-	-	-	-
Non-core expenses[1,2]	-	-	762	-	-	-	3,481	-
Tax on adjustments	(12)	(2,220)	1,851	(2)	-	(718)	(860)	(2)
Adjusted Net Income Available to Common Stockholders - NON-GAAP	$ 39,493	$ 55,613	$ 58,102	$ 54,875	$ 56,364	$ 126,214	$ 89,600	$ 111,239
Average Diluted Common Shares Outstanding	58,328	58,289	58,247	58,242	57,773	59,446	58,800	58,005
Diluted Earnings Per Common Share - GAAP	$ 0.68	$ 0.84	$ 1.10	$ 0.94	$ 0.98	$ 2.09	$ 1.48	$ 1.92
Adjustments:								
PPP loan income	-	-	-	-	-	-	-	-
Net realized losses on sales of available for sale securities	-	0.15	0.20	-	-	0.04	-	-
Gain on branch sale	-	-	(0.34)	-	-	-	-	-
Non-core expenses[1,2]	-	-	0.01	-	-	-	0.06	-
Tax on adjustments	-	(0.04)	0.03	-	-	(0.01)	(0.01)	-
Adjusted Diluted Earnings Per Common Share - NON-GAAP	$ 0.68	$ 0.95	$ 1.00	$ 0.94	$ 0.98	$ 2.12	$ 1.53	$ 1.92

[1]Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale.
[2]Non-core expenses in 6/30/24 YTD included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs.

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Non-GAAP

PRE-TAX, PRE-PROVISION ("PTPP") EARNINGS, AS ADJUSTED

(Dollars in Thousands, Except Per Share Amounts)	2Q24	3Q24	4Q24	1Q25	2Q25	6/30/23 YTD	6/30/24 YTD	6/30/25 YTD
Net Interest Income (GAAP)	$ 128,571	$ 131,110	$ 134,370	$ 130,270	$ 133,014	$ 281,954	$ 255,634	$ 263,284
Other Income (GAAP)	31,334	24,866	42,742	30,047	31,303	51,316	57,972	61,351
Total Revenue	159,905	155,976	177,112	160,317	164,317	333,270	313,606	324,635
Less: Other Expenses (GAAP)	(91,412)	(94,628)	(96,289)	(92,901)	(93,598)	(186,313)	(188,347)	(186,500)
Add: Net Realized Losses on Sales of Available for Sale Securities	49	9,114	11,592	7	1	2,963	51	8
Add: Gain on Branch Sale	-	-	(19,983)	-	-	-	-	-
Add: Non-core Expenses[1,2] (non-GAAP)	-	-	762	-	-	-	3,481	-
Pre-Tax, Pre-Provision Earnings (non-GAAP)	$ 68,542	$ 70,462	$ 73,194	$ 67,423	$ 70,720	$ 149,920	$ 128,791	$ 138,143
Average Assets (GAAP)	$ 18,332,159	$ 18,360,580	$ 18,478,303	$ 18,341,738	$ 18,508,785	$ 18,096,832	$ 18,381,340	$ 18,425,723
Average Equity (GAAP)	$ 2,203,361	$ 2,251,547	$ 2,312,270	$ 2,340,874	$ 2,340,010	$ 2,111,658	$ 2,222,750	$ 2,340,440
PTPP/Average Assets (PTPP ROA)	1.50%	1.54%	1.58%	1.47%	1.53%	1.66%	1.40%	1.50%
PTPP/Average Equity (PTPP ROE)	12.44%	12.52%	12.66%	11.52%	12.09%	14.20%	11.59%	11.80%

[1]Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale.
[2]Non-core expenses in 6/30/24 YTD included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs.

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Non-GAAP 30 NET INTEREST MARGIN ("NIM"), ADJUSTED 2Q24 3Q24 4Q24 1Q25 2Q25 6/30/23 YTD 6/30/24 YTD 6/30/25 YTD (Dollars in Thousands) Net Interest Income (GAAP) 128,571$ 131,110$ 134,370$ 130,270$ 133,014$ 281,954$ 255,634$ 263,284$ Fully Taxable Equivalent ("FTE") Adjustment 5,859 5,883 5,788 6,127 6,199 12,179 11,655 12,326 Net Interest Income (FTE) (non-GAAP) 134,430 136,993 140,158 136,397 139,213 294,133 267,289 275,610 Average Earning Assets (GAAP) 17,013,984$ 16,990,358$ 17,089,198$ 16,960,475$ 17,158,984$ 16,896,834$ 17,068,917$ 17,060,278$ Net Interest Margin (GAAP) 3.02% 3.09% 3.15% 3.07% 3.10% 3.34% 3.00% 3.09% FTE Adjustment 0.14% 0.14% 0.13% 0.15% 0.15% 0.14% 0.13% 0.14% Net Interest Margin (FTE) (non-GAAP) 3.16% 3.23% 3.28% 3.22% 3.25% 3.48% 3.13% 3.23%

Non-GAAP

EFFICIENCY RATIO (dollars in thousands):

	2Q24	3Q24	4Q24	1Q25	2Q25	6/30/23 YTD	6/30/24 YTD	6/30/25 YTD
EFFICIENCY RATIO (dollars in thousands):								
Noninterest Expense (GAAP)	$ 91,413	$ 94,629	$ 96,289	$ 92,902	$ 93,598	$ 186,313	$ 188,348	186,500
Less: Intangible Asset Amortization	(1,771)	(1,772)	(1,771)	(1,526)	(1,505)	(4,379)	$ (3,728)	(3,031)
Less: OREO and Foreclosure Expenses	(373)	(942)	(227)	(600)	(29)	(898)	$ (907)	(629)
Adjusted Noninterest Expense (non-GAAP)	89,269	91,915	94,291	90,776	92,064	181,036	183,713	182,840
Net Interest Income (GAAP)	128,571	131,110	134,370	130,270	133,014	281,954	255,634	263,284
Plus: Fully Taxable Equivalent Adjustment	5,859	5,883	5,788	6,127	6,199	12,179	11,655	12,326
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	134,430	136,993	140,158	136,397	139,213	294,133	267,289	275,610
Noninterest Income (GAAP)	31,334	24,866	42,742	30,048	31,303	51,316	57,972	61,351
Less: Investment Securities (Gains) Losses	49	9,114	11,592	7	1	2,963	51	8
Adjusted Noninterest Income (non-GAAP)	31,383	33,980	54,334	30,055	31,304	54,279	58,023	61,359
Adjusted Revenue (non-GAAP)	165,813	170,973	194,492	166,452	170,517	348,412	325,312	336,969
Efficiency Ratio (non-GAAP)	**53.84%**	**53.76%**	**48.48%**	**54.54%**	**53.99%**	**51.96%**	**56.47%**	**54.26%**
Adjusted Noninterest Expense (non-GAAP)	89,269	91,915	94,291	90,776	92,064	181,036	183,713	182,840
Non-core expenses[1,2]	-	-	(762)	-	-	-	(3,481)	-
Adjusted Noninterest Expense Excluding Non-Core Expenses (non-GAAP)	89,269	91,915	93,529	90,776	92,064	181,036	180,232	182,840
Adjusted Revenue (non-GAAP)	165,813	170,973	194,492	166,452	170,517	348,412	325,312	336,969
Less: Gain on Branch Sale	-	-	(19,983)	-	-	-	-	-
Adjusted Revenue Excluding Gain on Branch Sale (non-GAAP)	165,813	170,973	174,509	166,452	170,517	348,412	325,312	336,969
Adjusted Efficiency Ratio (non-GAAP)	**53.84%**	**53.76%**	**53.60%**	**54.54%**	**53.99%**	**51.96%**	**55.40%**	**54.26%**

[1]Non-core expenses in 4Q24 included $0.8 million of costs directly related to the branch sale.
[2]Non-core expenses in 6/30/24 YTD included $1.1 million from the FDIC special assessment and $2.4 million from digital platform conversion costs.

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31

Non-GAAP

CAPITAL RATIOS (dollars in thousands):

	2Q23	2Q24	3Q24	4Q24	1Q25	2Q25
Total Risk-Based Capital Ratio (dollars in thousands)						
Total Stockholders' Equity (GAAP)	2,145,565	2,212,525	2,302,373	2,304,983	2,332,214	2,347,952
Adjust for Accumulated Other Comprehensive Loss[1]	217,964	211,979	151,825	188,685	190,311	189,975
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Add: Qualifying Capital Securities	25,000	25,000	25,000	25,000	25,000	25,000
Less: Disallowed Goodwill and Intangible Assets	(734,666)	(728,321)	(726,907)	(725,504)	(724,275)	(723,067)
Less: Disallowed Deferred Tax Assets	(258)	(282)	(257)	(571)	(573)	(473)
Total Tier 1 Capital (Regulatory)	$ 1,639,994	$ 1,695,776	$ 1,726,909	$ 1,767,468	$ 1,797,552	$ 1,814,262
Qualifying Subordinated Debentures	143,132	78,236	78,205	72,040	47,380	47,439
Allowance for Loan Losses includible in Tier 2 Capital	183,106	189,697	189,366	190,854	192,814	197,336
Total Risk-Based Capital (Regulatory)	$ 1,966,232	$ 1,963,709	$ 1,994,480	$ 2,030,362	$ 2,037,746	$ 2,059,037
Net Risk-Weighted Assets (Regulatory)	$ 14,590,561	$ 15,161,104	$ 15,132,640	$ 15,249,287	$ 15,408,760	$ 15,771,275
Total Risk-Based Capital Ratio (Regulatory)	**13.48%**	**12.95%**	**13.18%**	**13.31%**	**13.22%**	**13.06%**
Common Equity Tier 1 Capital Ratio						
Total Tier 1 Capital (Regulatory)	$ 1,639,994	$ 1,695,776	$ 1,726,909	$ 1,767,468	$ 1,797,552	$ 1,814,262
Less: Qualified Capital Securities	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)	(25,000)
Common Equity Tier 1 Capital (Regulatory)	$ 1,614,994	$ 1,670,776	$ 1,701,909	$ 1,742,468	$ 1,772,552	$ 1,789,262
Net Risk-Weighted Assets (Regulatory)	$ 14,590,561	$ 15,161,104	$ 15,132,640	$ 15,249,287	$ 15,408,760	$ 15,771,275
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.07%**	**11.02%**	**11.25%**	**11.43%**	**11.50%**	**11.35%**

[1] Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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32

Non-GAAP

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

Tangible Common Equity Ratio (dollars in thousands)	2Q23	2Q24	3Q24	4Q24	1Q25	2Q25
Total Stockholders' Equity (GAAP)	$ 2,145,565	$ 2,212,525	$ 2,302,373	$ 2,304,983	$ 2,332,214	$ 2,347,952
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(743,465)	(735,373)	(733,601)	(731,830)	(730,304)	(728,799)
Tangible Common Equity (non-GAAP)	$ 1,376,975	$ 1,452,027	$ 1,543,647	$ 1,548,028	$ 1,576,785	$ 1,594,028
Total Assets (GAAP)	$ 18,032,256	$ 18,303,423	$ 18,347,552	$ 18,311,969	$ 18,439,787	$ 18,592,777
Less: Intangible Assets	(743,465)	(735,373)	(733,601)	(731,830)	(730,304)	(728,799)
Tangible Assets (non-GAAP)	$ 17,288,791	$ 17,568,050	$ 17,613,951	$ 17,580,139	$ 17,709,483	$ 17,863,978
Tangible Common Equity Ratio (non-GAAP)	**7.96%**	**8.27%**	**8.76%**	**8.81%**	**8.90%**	**8.92%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

Tangible Common Equity Per Share	2014	2015	2016	2017	2018	2019	2020	2021
Total Stockholders' Equity (GAAP)	$ 726,827	$ 850,509	$ 901,657	$ 1,303,463	$ 1,408,260	$ 1,786,437	$ 1,875,645	$ 1,912,571
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(218,755)	(259,764)	(258,866)	(476,503)	(469,784)	(578,881)	(572,893)	(570,860)
Tax Benefit	6,085	6,278	5,930	6,788	5,017	7,257	5,989	4,875
Tangible Common Equity, Net of Tax (non-GAAP)	$ 514,032	$ 596,898	$ 648,596	$ 833,623	$ 943,368	$ 1,214,688	$ 1,308,616	$ 1,346,461
Common Shares Outstanding	37,669,948	40,664,258	40,912,697	49,158,238	49,349,800	55,368,482	53,922,359	53,410,411
Tangible Common Equity per Share (non-GAAP)	**$ 13.65**	**$ 14.68**	**$ 15.85**	**$ 16.96**	**$ 19.12**	**$ 21.94**	**$ 24.27**	**$ 25.21**

Tangible Common Equity Per Share	2022	2Q23	2023	2Q24	3Q24	4Q24	1Q25	2Q25
Total Stockholders' Equity (GAAP)	$ 2,034,770	$ 2,145,565	$ 2,247,713	$ 2,212,525	$ 2,302,373	$ 2,304,983	$ 2,332,214	$ 2,347,952
Less: Preferred Stock	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Intangible Assets	(747,844)	(743,465)	(739,101)	(735,373)	(733,601)	(731,830)	(730,304)	(728,799)
Tax Benefit	7,702	6,760	5,819	5,020	4,642	4,263	3,939	3,614
Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,269,503	$ 1,383,735	$ 1,489,306	$ 1,457,047	$ 1,548,289	$ 1,552,291	$ 1,580,724	$ 1,597,642
Common Shares Outstanding	59,170,583	59,297,148	59,424,122	58,045,653	58,117,115	57,974,535	57,810,232	57,272,433
Tangible Common Equity per Share (non-GAAP)	**$ 21.45**	**$ 23.34**	**$ 25.06**	**$ 25.10**	**$ 26.64**	**$ 26.78**	**$ 27.34**	**$ 27.90**

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Non-GAAP

RETURN ON TANGIBLE COMMON EQUITY (dollars in thousands):

	2014	2015	2016	2017	2018	2019	2020	2021
Return on Tangible Common Equity								
Total Average Stockholders' Equity (GAAP)	$ 675,295	$ 753,724	$ 884,664	$ 1,110,524	$ 1,343,861	$ 1,569,615	$ 1,825,135	$ 1,866,632
Less: Average Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Average Intangible Assets, Net of Tax	(199,354)	(215,281)	(254,332)	(360,005)	(467,421)	(499,622)	(569,377)	(567,512)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 475,816	$ 538,318	$ 630,207	$ 750,394	$ 876,315	$ 1,069,868	$ 1,255,633	$ 1,298,995
Net Income Available to Common Stockholders (GAAP)	$ 60,162	$ 65,384	$ 81,051	$ 96,070	$ 159,139	$ 164,460	$ 148,600	$ 205,531
Plus: Intangible Asset Amortization, Net of Tax	1,395	1,720	2,542	3,670	5,307	4,736	4,730	4,540
Tangible Net Income (non-GAAP)	$ 61,557	$ 67,104	$ 83,593	$ 99,740	$ 164,446	$ 169,196	$ 153,330	$ 210,071
Return on Tangible Common Equity (non-GAAP)	**12.94%**	**12.47%**	**13.26%**	**13.29%**	**18.77%**	**15.81%**	**12.21%**	**16.17%**

	2022	2023	2Q24	3Q24	4Q24	2024	1Q25	2Q25
Return on Tangible Common Equity								
Total Average Stockholders' Equity (GAAP)	$ 1,972,445	$ 2,127,262	$ 2,203,361	$ 2,251,547	$ 2,312,270	$ 2,252,491	$ 2,340,874	$ 2,340,010
Less: Average Preferred Stock	(18,875)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)	(25,125)
Less: Average Intangible Assets, Net of Tax	(699,803)	(736,601)	(730,980)	(729,581)	(728,218)	(730,295)	(726,917)	(725,813)
Average Tangible Common Equity, Net of Tax (non-GAAP)	$ 1,253,767	$ 1,365,536	$ 1,447,256	$ 1,496,841	$ 1,558,927	$ 1,497,071	$ 1,588,832	$ 1,589,072
Net Income Available to Common Stockholders (GAAP)	$ 220,683	$ 221,911	$ 39,456	$ 48,719	$ 63,880	$ 199,527	$ 54,870	$ 56,363
Plus: Intangible Asset Amortization, Net of Tax	6,537	6,906	1,399	1,399	1,399	5,744	1,206	1,188
Tangible Net Income (non-GAAP)	$ 227,220	$ 228,817	$ 40,855	$ 50,118	$ 65,279	$ 205,271	$ 56,076	$ 57,551
Return on Tangible Common Equity (non-GAAP)	**18.12%**	**16.76%**	**11.29%**	**13.39%**	**16.75%**	**13.71%**	**14.12%**	**14.49%**

First Merchants Corporation
Helping you prosper
34